UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 8, 2008
Rex Energy Corporation (Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1975 Waddle Road, State College, Pennsylvania 16803
(Address of Principal Executive Office and Zip Code)

(814) 278-7267
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 8, 2008, Rex Energy Corporation (the “Company”) issued a news release announcing the results from ASP radial coreflood analysis of the Bridgeport Sandstone in the Company’s Lawrence Field, the acquisition of additional Marcellus Shale acreage and its participation in BMO Capital Markets’ 4th Annual Appalachian E&P forum.  A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)            Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release of Rex Energy Corporation dated January 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

	By:	/s/ Benjamin W. Hulburt
Benjamin W. Hulburt
Chief Executive Officer

Date: January 8, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Rex Energy Corporation dated January 8, 2008.